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                      ASSIGNMENT AND ASSUMPTION OF ACCOUNTS

      THIS ASSIGNMENT, made and entered into this 10th day of December, 1999, by and between International Press and Shear Corp., a Georgia corporation, hereinafter referred to as "Seller", and IPS Balers Inc., a Georgia corporation, hereinafter referred to as "Buyer".

                              W I T N E S S E T H :

      WHEREAS, Seller and Buyer entered into an Asset Purchase and Sale Agreement dated as of December 10, 1999, (the "APA") providing for the sale and transfer of substantially all of the assets connected with the operation of Seller's baler manufacturing facility operated by IPSC in Baxley, Georgia (the "Business"); and

      WHEREAS, the APA specifically provided for the transfer of accounts receivable to Buyer and the assumption by Buyer of Seller's accounts payable;

      NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

      1. Seller hereby conveys to Buyer all Accounts Receivable associated with the operation of the Business. All rights of Collection of said accounts and proceeds therefrom are hereby assigned to Buyer.

      2. Buyer hereby assumes and agrees to pay Seller's Accounts Payable as listed on Exhibit F to the APA, with the exception of the Collins Company payable for which Seller will remain liable.

      3. Seller warrants that it has not previously assigned the Accounts Payable or any interest therein, except as collateral for loans which are being paid off or a release of such Accounts obtained, as of Closing. Seller makes no warranties as to the validity or collectibility of any of the Accounts, and this assignment is without recourse to Seller.

      4. Buyer hereby assumes and agrees to fully perform all of the Seller's obligations with respect to the assumed Accounts Payable.

      5. The terms and provisions hereof shall extend to and be binding upon the parties hereto and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed and sealed by their duly authorized officers on the day and year first above written.

                                     INTERNATIONAL PRESS AND SHEAR CORP. (L.S.)


                                     By: /s/ Ted C. Flood
                                        -----------------------
                                        Ted C. Flood, Secretary

                                                                (CORPORATE SEAL)


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                                     IPS BALERS INC.              (L.S.)


                                     By: /s/ Sidney Wildes
                                         ----------------------
                                         Sidney Wildes, CEO

                                                                (CORPORATE SEAL)


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